Exhibit 13.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF

TITLE 18, UNITED STATES CODE)

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Zodiac Exploration Inc. (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 20-F for the year ended September 30, 2013 as filed with the Securities and Exchange Commission (the "Form 20-F") that, to the best of their knowledge:

(1)	the Form 20-F fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 11, 2014

/s/ Lee Pettigrew
Lee Pettigrew
Chief Executive Officer

/s/ John Newman
John Newman
Chief Financial Officer